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                             INVESTORS FUND SERIES
                             Money Market Portfolio
                             Total Return Portfolio
                              High Yield Portfolio
                                Growth Portfolio
                        Government Securities Portfolio
                            International Portfolio
                           Small Cap Growth Portfolio
                        Investment Grade Bond Portfolio
                                Value Portfolio
                           Small Cap Value Portfolio
                             Value+Growth Portfolio
                             Horizon 20+ Portfolio
                             Horizon 10+ Portfolio
                              Horizon 5 Portfolio
                              Blue Chip Portfolio
                            Global Income Portfolio
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997

INVESTMENT MANAGERS

     Thomas H. Forester is a portfolio co-manager of the Small Cap Value Portfolio since May, 1997 and has lead responsibility for the management of the Fund. Mr. Forester joined Dreman Value Advisors, Inc. ("DVA"), the investment manager for the Small Cap Value Portfolio, in May 1997. Prior to joining DVA, he served as a senior portfolio manager of an unaffiliated investment management firm. He received his undergraduate degree at the University of Colorado and an M.B.A. in finance from Northwestern University. He is a chartered financial analyst.

     Richard L. Vandenberg is the portfolio manager of Government Securities Portfolio and has served as portfolio manager or co-manager since March, 1996. Mr. Vandenberg joined Zurich Kemper Investments, Inc. ("ZKI"), the investment manager of the Portfolio, in March, 1996 and is a Vice President of the Fund. Prior to joining ZKI, he was a senior vice president and portfolio manager of an unaffiliated investment management firm. He received a B.B.A. and M.B.A., both in Finance, Investments and Banking, from the University of Wisconsin, Madison, Wisconsin.

     Gordon K. Johns is the portfolio manager of the Global Income Portfolio and has served as portfolio manager or co-manager since May, 1997. Mr. Johns joined Zurich Investment Management Limited ("ZIML"), the sub-adviser for the Portfolio, in September 1988 and is a Managing Director of ZIML. He received a B.A. in law from Balliol College in Oxford, United Kingdom.

INVESTMENT TECHNIQUES

     The third full paragraph on page 37 of the prospectus (see "Investment Techniques -- Foreign Currency Transactions") is modified in its entirety as follows:

     The Portfolios will not speculate in foreign currency exchange. A Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets (a) denominated in that currency or (b), in the case of a "cross-hedge" for the International and Global Income Portfolios, denominated in a currency or currencies that the Fund's investment manager believes will have price movements that closely correlate with that currency. The Fund's custodian bank segregates cash or liquid securities to the extent required by applicable regulation in connection with forward foreign currency exchange contracts entered into for the purchase of a foreign currency. The Portfolios do not intend to enter into forward contracts for the purchase of foreign currency if they would have more than 15% of the value of their total assets committed to such contracts except that there is no limit as to the percentage of assets that the Global Income Portfolio intends to commit to such forward contracts. A Portfolio generally does not enter into a forward contract with a term longer than one year.
IFS-1A (6/97)                                    (LOGO)printed on recycled paper